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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 3, 2002



                              THE CATO CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                          Commission File Number 0-3747



                Delaware                                 56-0484485
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


 8100 Denmark Road, Charlotte, North Carolina              28273-5975
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  (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (704) 554-8510


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


ITEM 9. REGULATION FD DISCLOSURE.

On September 3, 2002, the principal executive officer and principal financial officer of The Cato Corporation (the "Company") signed and submitted sworn statements to the Securities and Exchange Commission. The two statements are furnished as Exhibit 99.1 and 99.2 to this report.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 3, 2002


THE CATO CORPORATION


By:/s/ Michael O. Moore
   -----------------------------------------
   Name:    Michael O. Moore
   Title:   Executive Vice President and
            Chief Financial Officer



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                                INDEX TO EXHIBITS



Exhibit
Number                      Description
------                      -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings